                                                                     EXHIBIT 4.2

NUMBER                                                                    SHARES

                          FIRST ALLIANCE CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                       AUTHORIZED SHARES $.01 PAR VALUE


THIS CERTIFICATE IS
TRANSFERABLE IN
NEW YORK, NEW YORK                                                CUSIP

                                                               SEE REVERSE
                                                         FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is The Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE CLASS A COMMON STOCK OF

                          FIRST ALLIANCE CORPORATION

(herein called the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless duly countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

   Dated:



                       (SEAL)
     /s/ BRIAN CHISICK                              /s/ MARK K. MASON
PRESIDENT AND CHIEF EXECUTIVE                  EXECUTIVE VICE PRESIDENT AND
OFFICER                                        CHIEF FINANCIAL OFFICER


                         COUNTERSIGNED AND REGISTERED:

                                        American Stock Transfer & Trust Company
                                              Transfer Agent & Registrar


                         By:
                             --------------------------------
                             Authorized Signature

                          FIRST ALLIANCE CORPORATION

    This certificate and the shares represented hereby shall be subject to all of the provisions of the Certificate of Incorporation and bylaws of the Corporation and of the amendments thereto, by all of which the holder by acceptance hereof is bound. The Corporation will furnish without charge to the holders hereof upon written request a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation, and the number of shares constituting each such class and series. Any such request should be made at the principal office of the Corporation.

    The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -as tenants in common              UNIF GIFT MIN ACT-      Custodian
  TEN ENT -as tenants by the entireties                       --------------------
   JT TEN -as joint tenants with right of                     (cust)       (minor)
           survivorship and not as tenants           under Uniform Gifts to Minors
           in common                                 Act
                                                         -------------------------
                                                                 (State)

                                             UNIF TRF MIN ACT-       Custodian (until age   )
                                                              ------                     ---
                                                              (Cust)
                                                              under Uniform Transfers to Minors
                                                          (Minor)
                                                     Act
                                                         -------------------------
                                                               (State)

    Additional abbreviations may also be used though not in the above list.
- --------------------------------------------------------------------------------
For Value Received,                       hereby sell, assign and transfer unto
                   -----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
   [                ]

- --------------------------------------------------------------------------------
(PLEASE PRINT OR TYPE NAME AND ADDRESS)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------shares of the Class A Common Stock represented by this Certificate, and hereby irrevocably constitutes and appoints
                                     -------------------------------------------
attorney-in-fact to transfer the said stock on the books of the Corporation, with full power of substitution in the premises.

Dated
      --------------
                                    --------------------------------------------
                                                    (SIGNATURE)
                                    NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THIS CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR ENLARGE-
                                    MENT OR ANY CHANGE WHATSOEVER.





Signature(s) Guaranteed:

By:
   --------------------

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) with membership in an approved signature guarantee Medallion Program, pursuant to S.E.C. Rule 17Ad-15.